Exhibit 99.1

MobileIron Announces Strong Fourth Quarter 2018 Results

Delivers Record Revenue and non-GAAP Operating Results

Recurring Revenue Growth of 21% in Q4, Highest in 9 Quarters

15% Billings Growth

MOUNTAIN VIEW, Calif., February 7, 2019 -- MobileIron (NASDAQ:MOBL), the secure foundation for modern work, today announced results for its fourth quarter and full year ended December 31, 2018.

Fourth Quarter 2018 Financial Highlights

•	Recurring revenue was $40.8 million, up 21% year-over-year.
•	Revenue was $54.1 million, up 10% year-over-year.
•	Billings were $69.5 million, up 15% year-over-year.
•	GAAP net loss per share was $0.07; non-GAAP net income per share was $0.03.
•	Cash generated in operating activities was $7.1 million.

Full Year 2018 Financial Highlights

•	Recurring revenue was $151.1 million, up 18% year-over-year.
•	Revenue was $193.2 million, up 7% year-over-year.
•	Billings were $223.3 million, up 11% year-over-year.
•	GAAP operating margin was -22.2%; non-GAAP operating margin was -2.2%
•	GAAP net loss per share was $0.42; non-GAAP net loss per share was $0.04.
•	Cash generated in operating activities was $14.2 million.

“In 2018 the team at MobileIron did an exceptional job driving improved performance. Our steady execution and commitment to reinvigorate growth has clearly paid off as we steadily increased our growth rate through the year and achieved record non-GAAP operating income in each of the last two quarters,” said Simon Biddiscombe, CEO, MobileIron. “The Zero Trust threat landscape requires security that starts at the endpoint and stretches seamlessly to the cloud services modern work relies on.  MobileIron delivers the most comprehensive security suite to ensure valuable company data is not compromised.  With a strong and cohesive team and best-in-class products, I am confident that MobileIron has resumed an upward trajectory and will continue our progress in 2019.”

 Financial Outlook

The company is providing the following outlook for its first quarter 2019 (ending March 31, 2019):

•	Revenue is expected to be between $46 million and $49 million, growth of 5% to 12% year-over-year.
•	Non-GAAP gross margin is expected to be approximately 82%.
•	Non-GAAP operating expenses are expected to be between $45 million and $46 million.

The company is providing the following outlook for 2019 (ending December 31, 2019):

•	Revenue is expected to be between $205 million and $215 million, growth between 6% and 11% over 2018.
•	We expect ending ARR[1] to grow by approximately 20% by year end.
•	We expect to generate non-GAAP operating profit in 2019.

Fourth Quarter 2018 Business Highlights

Milestones and Recognition

•

Named a Leader by Forrester Research in the Forrester Wave™: Unified Endpoint Management, Q4 2018 report. MobileIron garnered the highest possible score across 16 criteria in application security, product vision, and roadmap execution.

•

Appointed Rhonda Shantz as Chief Marketing Officer. Ms. Shantz brings over 25 years of experience driving revenue growth at cybersecurity and enterprise businesses including Centrify, Symantec and Rocketfuel.

•	Recognized by Google™ as a partner in its Android Enterprise Recommended program for Enterprise Mobility Management (EMM) providers.
•	Awarded 5 additional US patents for mobile security, bringing MobileIron’s total number of awarded patents to 82.
•	Released 42 major and 85 minor product releases for the full year 2018, across our suite of solutions.

Platform

•	Released new versions of MobileIron Access, Cloud, Core, AppConnect, Email+ Docs@Work, Tunnel, and Web@Work.
•	Integrated with Aruba (HPE) and Cisco Security Connector to control network access.
•	Integrated with Cortado Workplace and DRACOON for file syncing and sharing.
•	Integrated with Fluid Mobility and Inpixon for location-based services.

All forward-looking non-GAAP financial measures contained in this section exclude estimates for stock-based compensation expenses and amortization of intangible assets. While a reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis, the company has provided a reconciliation of GAAP to non-GAAP financial measures in the financial statement tables included in this press release for its fourth quarter of 2017 and 2018 and for fiscal year 2017 and 2018.

1Annual Recurring Revenue (ARR). MobileIron will transition from reporting Annualized Recurring Revenue, which was defined as the recurring revenue recognized during a quarter multiplied by four, to reporting Annual Recurring Revenue per the definition and detail that follows. ARR is a financial measure that we define as the annualized value of all recurring revenue contracts active at the end of a reporting period. ARR includes the annualized value of subscriptions and the annualized value software support contracts related to perpetual licenses active at the end of a reporting period and does not include revenue reported as perpetual license or professional services in our consolidated statement of operations. ARR should be viewed independently of revenue, unearned revenue, and customer arrangements with termination rights as ARR is an operating metric and is not intended to be combined with or replace these items. ARR is not a forecast of future revenue and can be impacted by contract start and end dates and renewal rates.

Conference Call and Webcast

MobileIron will report final results for the fourth quarter and fiscal year 2018 on Thursday, February 7, 2019 after the close of the market and host a conference call and live webcast at 1:30 p.m. Pacific Time (4:30 p.m. ET) to discuss the company's financial results and business highlights. Interested parties may access the call by dialing 1-866-602-7050 in the U.S. or 1-409-216-6455 from international locations (passcode 9796668). The live webcast will be available on the MobileIron Investor Relations website at http://investors.mobileiron.com. A replay will be available through the same link.

Safe Harbor Statement

This press release contains forward-looking statements that involve risks and uncertainties, including, but not limited to, statements regarding MobileIron's revenue, operating expenses, cost structure, GAAP and non-GAAP financial metrics, projected financial results, and trends in MobileIron's business and statements relating to the timing and extent of any stock repurchases. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including, but not limited to, our limited operating history, quarterly fluctuations in our operating results, one-time expenses, including restructuring charges, seasonality, our need to develop new solutions and enhancements to compete in rapidly evolving markets, product defects, strength of intellectual property portfolio, customer adoption, competitive pressures, billings type mix shift, our ability to scale, our ability to recruit and retain key personnel, and the quality of our support services.

Additional information on potential factors that could affect MobileIron's financial results is included in our SEC filings, including our reports on Forms 10-K, 10-Q and 8-K and other filings that we make with the SEC from time to time. MobileIron does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

Disclosure Information

MobileIron uses the investor relations section on its website as the means of complying with its disclosure obligations under Regulation FD. Accordingly, we recommend that investors should monitor MobileIron’s investor relations website in addition to following MobileIron’s press releases, SEC filings, and public conference calls and webcasts.

About MobileIron

MobileIron provides the secure foundation for modern work. For more information, please visit www.mobileiron.com.

"MobileIron" is a registered trademark of MobileIron, Inc. in the United States and other countries. Trade names, trademarks, and service marks of other companies that are used in this press release belong to their respective owners.

Financial Results

MOBILEIRON, INC.
CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2017 AND 2018
(Amounts in thousands)
(Unaudited)

	December 31, 2017	December 31, 2018
Assets
Current assets:
Cash and cash equivalents (1)	$85,833	$104,613
Short-term investments (1)	6,797	1,000
Accounts receivable - net	50,629	60,994
Deferred commissions - current	9,285	8,265
Prepaid expenses and other current assets	5,510	8,367
Total current assets	158,054	183,239
Property and equipment - net	8,812	7,046
Deferred commissions - noncurrent	9,123	9,066
Goodwill	5,475	5,475
Other assets	2,976	5,561
Total assets	$184,440	$210,387

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$1,369	$2,154
Accrued expenses	25,070	27,347
Unearned revenue - current	55,105	74,177
Customer arrangements with termination rights	19,546	19,367
Total current liabilities	101,090	123,045
Unearned revenue - noncurrent	21,917	31,660
Other long-term liabilities	1,881	1,565
Total liabilities	124,888	156,270
Stockholders’ equity:
Common stock	10	11
Additional paid-in capital	420,525	462,004
Treasury stock	-	(3,831)
Accumulated deficit	(360,983)	(404,067)
Total stockholders’ equity	59,552	54,117
Total liabilities and stockholders' equity	$184,440	$210,387

(1) Total cash and cash equivalents, short-term and long-term investments	$92,630	$105,613

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2017 AND 2018
(Amounts in thousands, except for per share data)
(Unaudited)
	Three Months Ended
	December 31, 2017	December 31, 2018
Revenue:
License	$18,306	$18,011
Cloud services	10,617	14,533
Software support and services	20,140	21,579
Total revenue	49,063	54,123
Cost of revenue:
License (2)	514	1,795
Cloud services (1)	2,335	4,095
Software support and services (1)	4,369	4,673
Total cost of revenue	7,218	10,563
Gross profit	41,845	43,560
Operating expenses:
Research and development (1)	18,910	19,975
Sales and marketing (1)	23,079	23,335
General and administrative (1)	6,853	7,800
Restructuring charge	549	—
Total operating expenses	49,391	51,110
Operating loss	(7,546)	(7,550)
Other income (expense) - net	287	645
Loss before income taxes	(7,259)	(6,905)
Income tax expense	261	304
Net loss	$(7,520)	$(7,209)
Net loss per share, basic and diluted	$(0.08)	$(0.07)
Weighted-average shares used to compute net loss per share, basic and diluted	96,574	105,967

(1) Includes stock-based compensation expense as follows:
Cost of revenue
License	$-	$-
Cloud services	262	468
Software support and professional services	651	866
Research and development	3,474	4,201
Sales and marketing	2,047	2,123
General and administrative	1,048	2,285
	$7,482	$9,943

(2) Includes amortization of intangible assets as follows:
Cost of revenue
License	$100	$-
	$100	$-

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMEBER 31, 2017 AND 2018
(Amounts in thousands, except for per share data)
(Unaudited)
	Twelve Months Ended
	December 31, 2017	December 31, 2018
Revenue:
License	$64,035	$59,338
Cloud services	38,728	50,714
Software support and services	76,995	83,140
Total revenue	179,758	193,192
Cost of revenue:
License (2)	2,203	3,270
Cloud services (1)	8,847	12,719
Software support and services (1)	19,176	18,933
Restructuring charge	311	-
Total cost of revenue	30,537	34,922
Gross profit	149,221	158,270
Operating expenses:
Research and development (1)	75,350	78,047
Sales and marketing (1)	96,807	94,204
General and administrative (1)	28,091	28,880
Litigation settlement charge	1,143	-
Restructuring charge	1,038	-
Total operating expenses	202,429	201,131
Operating loss	(53,208)	(42,861)
Other income (expense) - net	988	1,124
Loss before income taxes	(52,220)	(41,737)
Income tax expense	1,142	1,347
Net loss	$(53,362)	$(43,084)
Net loss per share, basic and diluted	$(0.57)	$(0.42)
Weighted-average shares used to compute net loss per share, basic and diluted	93,770	102,527

(1) Includes stock-based compensation expense as follows:
Cost of revenue
License	$-	$-
Cloud services	837	1,530
Software support and professional services	2,935	3,476
Research and development	14,520	15,981
Sales and marketing	8,659	9,464
General and administrative	6,780	7,985
	$33,731	$38,436

(2) Includes amortization of intangible assets as follows:
Cost of revenue
License	$545	$100
	$545	$100

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2017 AND 2018
(Amounts in thousands)
(Unaudited)
	Twelve Months Ended
	December 31, 2017	December 31, 2018

Cash flows from operating activities:
Net loss	$(53,362)	$(43,084)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation expense	33,731	38,436
Depreciation	3,389	3,846
Amortization of intangible assets	545	100
Amortization (accretion) of premium on investment securities	(57)	(50)
Provision for doubtful accounts	149	199
Loss (gain) on disposal of equipment	(16)	25
Changes in operating assets and liabilities:
Accounts receivable	(4,916)	(10,564)
Deferred commissions	329	1,078
Other current and noncurrent assets	(1,006)	(5,535)
Accounts payable	439	715
Unearned revenue	16,434	28,815
Customer arrangements with termination rights	5,348	(179)
Accrued expenses and other long-term liabilities	2,029	355
Net cash provided by operating activities	3,036	14,157

Cash flows from investing activities:
Purchase of property and equipment	(6,454)	(1,956)
Maturities of investment securities	38,015	15,900
Purchases of investment securities	(8,570)	(10,053)
Net cash provided by investing activities	22,991	3,891

Cash flows from financing activities:
Proceeds from employee stock purchase plan	4,798	4,424
Proceeds from exercise of stock options	4,114	6,514
Taxes paid for net settlement of equity awards	(3,149)	(4,862)
Amounts withheld for net settlement of equity awards	-	(1,513)
Repurchases of common stock	-	(3,831)
Net cash provided by financing activities	5,763	732

Net change in cash and cash equivalents	31,790	18,780
Cash and cash equivalents at beginning of period	54,043	85,833
Cash and cash equivalents at end of period	$85,833	$104,613

Non-GAAP Financial Measures and Reconciliations

To supplement our financial results presented on a U.S. GAAP basis, we provide investors with certain non-GAAP financial measures, including billings, non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share and free cash flow. These non-GAAP financial measures exclude stock-based compensation, amortization of intangible assets, a litigation settlement charge, and restructuring charges.

Stock-based compensation expenses: In our non-GAAP financial measures, we have excluded the effect of stock-based compensation expenses. We exclude stock-based compensation expense because it is non-cash in nature and excluding this expense provides meaningful supplemental information regarding our operational performance. In particular, because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use under FASB ASC Topic 718, we believe that providing non-GAAP financial measures that exclude this expense allows investors the ability to make more meaningful comparisons between MobileIron operating results and those of other companies. Stock-based compensation expenses will recur in future periods.

Amortization of intangible assets: In our non-GAAP financial measures, we have excluded the effect of the amortization of intangible assets. Amortization of intangible assets can be significantly affected by the timing and size of our acquisitions. Beginning our second quarter ended June 30, 2018, we no longer have amortizing intangible assets.

Litigation settlement charges: In our non-GAAP financial measures, we have excluded the charge for the cost of the settlement of our shareholder litigation. While it is possible that we will have material litigation-related charges in the future, we do not expect it to be a consistently recurring expense.

Restructuring charges: In our non-GAAP financial measures, we have excluded the effect of severance and other expenses related to a reduction in our workforce. Restructuring charges may recur in the future; however, the timing and amounts are difficult to predict.

Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, and non-GAAP net loss per share: We believe that the exclusion of stock-based compensation expense, the amortization of intangible assets, the litigation settlement charge, and restructuring charges from various non-GAAP financial metrics such as gross profit, gross margin, operating income (loss), operating margin, net income (loss), and net income (loss) per share provides useful measures for management and investors. Stock-based compensation, restructuring charges, and the amortization of intangible assets have been and can continue to be inconsistent in amount from period to period. Other than in 2017, we have not historically had a material litigation-related settlement charge. While it is possible that we will have material litigation settlement charges in the future, we do not expect it to be a consistently recurring expense. We believe the inclusion of these items makes it difficult to compare periods and understand the growth and performance of our business. In addition, we evaluate our business performance and compensate management based in part on these non-GAAP measures. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by our competitors and exclude expenses that may have a material impact on our reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in our business and an important part of the compensation provided to our employees.

Billings and free cash flow: Our non-GAAP financial measures also include: billings, which we define as total revenue plus the change in unearned revenue plus the change in customer arrangements in termination rights minus the change in unbilled accounts receivable in a period; and free cash flow, which we define as cash provided by (used in) operating activities less the amount of property and equipment purchased. We consider billings to be a useful metric for management and investors because subscription billings and software support and services billings drive unearned revenue and customer arrangements with termination rights, which are important indicators of future revenue. There are limitations related to the use of billings.  First, billings include amounts that have not yet been recognized as revenue. Changes in contract duration and the timing of large transactions, for example, may significantly impact quarterly billings, but have little impact on revenue. Second, our calculation of billings may be different from other companies that report similar financial measures. We compensate for these limitations by evaluating billings together with revenue calculated in accordance with GAAP, including recurring revenue. Management believes that information regarding free cash flow provides investors with an important perspective on the cash available to invest in our business and fund ongoing operations. However, our calculation of free cash flow may not be comparable to similar measures used by other companies.

We believe these non-GAAP financial measures are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business, and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business using certain of these non-GAAP measures.

MOBILEIRON, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Three Months Ended
	December 31, 2017	December 31, 2018

Non-GAAP gross profit reconciliation:
GAAP gross profit	$41,845	$43,560
Stock-based compensation expenses	913	1,334
Amortization of intangible assets	100	-
Non-GAAP gross profit	$42,858	$44,894

Non-GAAP gross margin reconciliation:
GAAP gross margin: GAAP gross profit over GAAP total revenue	85.3%	80.5%
GAAP to non-GAAP gross margin adjustments	2.1%	2.4%
Non-GAAP gross margin: Non-GAAP gross profit over non-GAAP total revenue	87.4%	82.9%

Non-GAAP operating income (loss) reconciliation:
GAAP operating loss	$(7,546)	$(7,550)
Stock-based compensation expenses	7,482	9,943
Amortization of intangible assets	100	-
Restructuring charge	549	-
Non-GAAP operating income	$585	$2,393

Non-GAAP operating margin reconciliation:
GAAP operating margin: GAAP operating loss over GAAP total revenue	(15.4)%	(13.9)%
GAAP to non-GAAP operating margin adjustments	16.6%	18.3%
Non-GAAP operating margin: Non-GAAP operating income over non-GAAP total revenue	1.2%	4.4%

Non-GAAP net income (loss) reconciliation:
GAAP net loss	$(7,520)	$(7,209)
Stock-based compensation expenses	7,482	9,943
Amortization of intangible assets	100	-
Restructuring charge	549	-
Non-GAAP net income	$611	$2,734

MOBILEIRON, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Three Months Ended
	December 31, 2017	December 31, 2018
Non-GAAP net income (loss) per share reconciliation:
GAAP net loss per share	$(0.08)	$(0.07)
Stock-based compensation expenses per share	0.08	0.10
Amortization of intangible assets	-	-
Restructuring charge	0.01	-
Non-GAAP net income per share	$0.01	$0.03

Billings reconciliation:
Total revenue	$49,063	$54,123
Total unearned revenue, end of period	77,022	105,837
Less: Total unearned revenue, beginning of period	(68,242)	(92,974)
Total customer arrangements with termination rights, end of period	19,546	19,367
Less: Total customer arrangements with termination rights, beginning of period	(17,272)	(16,506)
Total unbilled accounts receivable, end of period	(3,435)	(1,974)
Less: Total unbilled accounts receivable, beginning of period	3,636	1,608
Total change	11,255	15,358
Billings	$60,318	$69,481

Free cash flow reconciliation:
Cash provided by operating activities	$10,399	$7,062
Purchase of property and equipment	(1,408)	(576)
Free cash flow	$8,991	$6,486

MOBILEIRON, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Twelve Months Ended
	December 31, 2017	December 31, 2018

Non-GAAP gross profit reconciliation:
GAAP gross profit	$149,221	$158,270
Stock-based compensation expenses	3,772	5,006
Amortization of intangible assets	545	100
Restructuring charge	311	-
Non-GAAP gross profit	$153,849	$163,376

Non-GAAP gross margin reconciliation:
GAAP gross margin: GAAP gross profit over GAAP total revenue	83.0%	81.9%
GAAP to non-GAAP gross margin adjustments	2.6%	2.7%
Non-GAAP gross margin: Non-GAAP gross profit over non-GAAP total revenue	85.6%	84.6%

Non-GAAP operating loss reconciliation:
GAAP operating loss	$(53,208)	$(42,861)
Stock-based compensation expenses	33,731	38,436
Amortization of intangible assets	545	100
Litigation settlement charge	1,143	-
Restructuring charge	1,349	-
Non-GAAP operating loss	$(16,440)	$(4,325)

Non-GAAP operating margin reconciliation:
GAAP operating margin: GAAP operating loss over GAAP total revenue	(29.6)%	(22.2)%
GAAP to non-GAAP operating margin adjustments	20.5%	20.0%
Non-GAAP operating margin: Non-GAAP operating loss over non-GAAP total revenue	(9.1)%	(2.2)%

Non-GAAP net loss reconciliation:
GAAP net loss	$(53,362)	$(43,084)
Amortization of intangible assets	545	100
Stock-based compensation expenses	33,731	38,436
Litigation settlement charge	1,143	-
Restructuring charge	1,349	-
Non-GAAP net loss	$(16,594)	$(4,548)

MOBILEIRON, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Twelve Months Ended
	December 31, 2017	December 31, 2018
Non-GAAP net loss per share reconciliation:
GAAP net loss per share	$(0.57)	$(0.42)
Stock-based compensation expenses per share	0.36	0.38
Amortization of intangible assets	0.01	-
Litigation settlement charge	0.01	-
Restructuring charge	0.01	-
Non-GAAP net loss per share	$(0.18)	$(0.04)

Billings reconciliation:
Total revenue	$179,758	$193,192
Total unearned revenue, end of period	77,022	105,837
Less: Total unearned revenue, beginning of period	(60,588)	(77,022)
Total customer arrangements with termination rights, end of period	19,546	19,367
Less: Total customer arrangements with termination rights, beginning of period	(14,198)	(19,546)
Total unbilled accounts receivable, end of period	(3,435)	(1,974)
Less: Total unbilled accounts receivable, beginning of period	2,811	3,435
Total change	21,158	30,097
Billings	$200,916	$223,289

Free cash flow reconciliation:
Cash provided by operating activities	$3,036	$14,157
Purchase of property and equipment	(6,454)	(1,956)
Free cash flow	$(3,418)	$12,201

	MOBILEIRON, INC.
	SUPPLEMENTAL INFORMATION
	(Amounts in thousands)
	(Unaudited)

	31-Dec-17	31-Mar-18	30-Jun-18	30-Sep-18	31-Dec-18
GAAP Revenue
United States	$22,543	$18,767	$20,640	$21,654	$20,972
International	26,520	24,922	25,489	27,597	33,151
Total	$49,063	$43,689	$46,129	$49,251	$54,123

Disaggregation of Revenue:
Perpetual license	$14,552	8,904	8,422	8,669	$12,395
Professional services	902	965	816	912	961
Non-recurring revenue	15,454	9,869	9,238	9,581	13,356
Upfront on-premise subscription	3,754	3,537	5,458	6,337	5,616
Ratable on-premise subscription	3,868	3,886	3,949	4,121	4,319
Cloud services	10,617	11,150	11,832	13,199	14,533
Software support on perpetual licenses	15,370	15,247	15,652	16,013	16,299
Recurring revenue	33,609	33,820	36,891	39,670	40,767
Total revenue	$49,063	$43,689	$46,129	$49,251	$54,123

Billings	$60,318	$46,006	$50,604	$57,198	$69,481

Non-GAAP gross profit	$42,858	$37,194	$39,287	$42,001	$44,894
Non-GAAP operating income (loss)	$585	$(5,733)	$(3,005)	$2,020	$2,393
Free cash flow	$8,991	$8,664	$(3,194)	$245	$6,486

Annual Recurring Revenue (ARR)	$135,804	$142,223	$145,081	$152,972	$162,580

Contact:

Erik Bylin

MobileIron

ir@mobileiron.com

650-282-7555